EXHIBIT 10.4
AMENDMENT NO. 3 TO THE
CREDIT AGREEMENT
Dated as of August 15, 2006
          AMENDMENT NO. 3 TO THE CREDIT AGREEMENT among Del Monte Corporation, a Delaware corporation (the “Borrower”), Del Monte Foods Company, a Delaware corporation (“Holdings”) and Bank of America, N.A. (“Bank of America”), as administrative agent (in such capacity, the “Administrative Agent”).
          PRELIMINARY STATEMENTS:
          (1) The Borrower, Holdings, the Lenders, Bank of America, as Administrative Agent, Swing Line Lender and L/C Issuer, Lehman Commercial Paper Inc. and Goldman Sachs Credit Partners L.P, as Co-Syndication Agents, and Harris Trust and Savings Bank and Suntrust Bank, as Co-Documentation Agents, have entered into a Credit Agreement dated as of February 8, 2005 (as amended by Amendment No. 1 dated as of January 20, 2006 and Amendment No. 2 dated as of May 19, 2006, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
          (2) The Borrower desires to borrow up to $100,000,000 of additional term B loans under the Credit Agreement, the net proceeds of which shall be used by the Borrower to repay outstanding Revolving Credit Loans under the Credit Agreement.
          (3) Banc of America Securities LLC has agreed to be the sole lead arranger and sole book running manager (in such capacity, the “Term B-3 Lead Arranger”) for the additional term B loans; and certain Lenders (the “Additional Term B-3 Lenders”) have agreed to provide the additional term B loans.
          (4) The Borrower and the Administrative Agent have agreed to amend the Credit Agreement pursuant to Section 2.14(c) thereof to effect the changes described above and other changes as hereinafter set forth.
          Section 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the Amendment No. 3 Effective Date (as hereinafter defined) and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:
            (a) Section 1.01 is amended to add the following new definitions in the appropriate alphabetical order:
               “Additional Term B-3 Commitment” means, as to each Additional Term B-3 Lender, its obligation to make Additional Term B-3 Loans to the Borrower pursuant to Section 2.01(b)(iv) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Additional Term B-3 Commitment” or in one or more Assignment and Assumptions pursuant to which such Lender becomes a party hereto, as applicable, as such amounts may be adjusted from time to time in accordance with this Agreement.
               “Additional Term B-3 Facility” means, at any time, the aggregate amount of the Additional Term B-3 Lenders’ Additional Term B-3 Loans at such time.

               “Additional Fee Letters” means, collectively, the Additional Fee Letter and the Additional Term B-3 Fee Letter.
               “Additional Term B-3 Fee Letter” means the Fee Letter dated as of August 14, 2006 among the Borrower, Bank of America, as Administrative Agent, and BAS, as sole lead arranger and book running manager.
               “Additional Term B-3 Lenders” means, at any time, any Lender that has an Additional Term B-3 Commitment or an outstanding Additional Term B-3 Loan at such time.
               “Additional Term B-3 Loan” has the meaning specified in Section 2.01(b)(iv).
               “Additional Term B-3 Loan Notice” has the meaning specified in Section 2.15(c).
               “Amendment No. 3” means Amendment No. 3 to the Credit Agreement dated as of August 15, 2006 among the Borrower, Holdings and the Administrative Agent.
               “Amendment No. 3 Effective Date” means August 15, 2006.
            (b) Section 1.01 of the Credit Agreement is further amended by replacing the definition of “Additional Term B Loans” with the following:
               “Additional Term B Loans” means the Additional Term B-1 Loans, the Additional Term B-2 Loans and the Additional Term B-3 Loans.
            (c) Section 1.01 of the Credit Agreement is hereby further amended by restating clause (a) in the definition of “Appropriate Lender” in its entirety to read as follows:
               “(a) with respect to any of the Term A Facility, the Term B Facility, the Revolving Credit Facility, the Additional Term B-1 Facility, the Additional Term B-2 Facility or the Additional Term B-3 Facility, a Lender that has a Commitment with respect to such Facility at such time,”.
            (d) Section 1.01 of the Credit Agreement is hereby further amended by restating the definition of “Commitment” in its entirety to read as follows:
               “Commitment” means a Term A Commitment, a Term B Commitment, a New Term Commitment, a Revolving Credit Commitment, the Additional Term B-1 Commitment, the Additional Term B-2 Commitment or an Additional Term B-3 Commitment, as the context may require.
            (e) Section 1.01 of the Credit Agreement is further amended by replacing the reference to “Section 2.15(c)(iii)” in the definition of “Existing Term B Loans” with a reference to “Section 2.15(d)(iii)” in place thereof.
            (f) Section 1.01 of the Credit Agreement is hereby further amended by restating the definition of “Facility” in its entirety to read as follows:

               “Facility” means the Term A Facility, the Term B Facility, the Revolving Credit Facility, the Additional Term B-1 Facility, the Additional Term B-2 Facility, the Additional Term B-3 Facility, the Swing Line Sublimit or the Letter of Credit Sublimit, as the context may require.
            (g) Section 1.01 of the Credit Agreement is hereby further amended by replacing clause (d) of the defined term “Interest Period” in its entirety with the following:
               “(d) the initial Interest Period or Interest Periods for each (i) Additional Term B-1 Loan made on the Amendment No. 2 Effective Date, (ii) Additional Term B-2 Loan made on the Additional Term B-2 Effective Date and (iii) Additional Term B-3 Loan made on the Amendment No. 3 Effective Date shall be determined in accordance with Section 2.15(d).”.
            (h) Section 1.01 of the Credit Agreement is hereby further amended by replacing the term “Additional Fee Letter” in clause (i) of the definition of “Loan Documents” with the term “Additional Fee Letters” in place thereof.
            (i) Section 1.01 of the Credit Agreement is further amended by replacing the definition of “Term B Amortization Rate” in its entirety to read as follows:
               “Term B Amortization Rate” means, for each Term B Amortization Date, the percentage set forth in the table of Section 2.07(b) of the aggregate principal amount of Term B Loans as of the Amendment No. 3 Effective Date (immediately after giving effect to the Additional Term B-3 Loans) required to be paid on such Term B Amortization Date.
            (j) Section 1.01 of the Credit Agreement is hereby further amended by restating the definition of “Term B Borrowing” by (i) replacing the expression “and” immediately before “Additional Term B-2 Loans” in the last sentence thereof with the expression “,” and (ii) adding “and Additional Term B-3 Loans” immediately following “Additional Term B-2 Loans”.
            (k) Section 1.01 of the Credit Agreement is hereby further amended by restating the definition of “Term B Commitment” by (i) replacing the expression “or” immediately before “Additional Term B-2 Commitment” in the last sentence thereof with the expression “,” and (ii) adding “or Additional Term B-3 Commitment” immediately following “Additional Term B-2 Commitment”.
            (l) Section 1.01 of the Credit Agreement is hereby further amended by restating the definition of “Term B Facility” by (i) replacing the expression “and” immediately before “Additional Term B-2 Facility” in the last sentence thereof with the expression “,” and (ii) adding “and Additional Term B-3 Facility” immediately following “Additional Term B-2 Facility”.
            (m) Section 1.01 of the Credit Agreement is hereby further amended by restating the definition of “Term B Lender” by (i) replacing the expression “and” immediately before “Additional Term B-2 Lenders” in the last sentence thereof with the expression “,” and (ii) adding “and Additional Term B-3 Lenders” immediately following “Additional Term B-2 Lenders”.
            (n) Section 1.01 of the Credit Agreement is hereby further amended by restating the definition of “Term B Loan” by (i) replacing the expression “and” immediately before

“Additional Term B-2 Loans” in the last sentence thereof with the expression “,” and (ii) adding “and Additional Term B-3 Loans” immediately following “Additional Term B-2 Loans”.
            (o) Section 1.01 of the Credit Agreement is hereby further amended by restating the definition of “Term B Note” by (i) replacing the expression “and” immediately before “Additional Term B-2 Loans” in the last sentence thereof with the expression “,” and (ii) adding “and Additional Term B-3 Loans” immediately following “Additional Term B-2 Loans”.
            (p) Article II of the Credit Agreement is hereby amended by adding a new Section 2.01(b)(iv) to read as follows:
               “(iv) The Additional Term B-3 Loans. Subject to the terms and conditions set forth in Section 2.15(c), each Additional Term B-3 Lender severally agrees to make a single loan (each such loan, an “Additional Term B-3 Loan”) to the Borrower on the Amendment No. 3 Effective Date, in an aggregate amount not to exceed such Lender’s Additional Term B-3 Commitment at such time. Amounts borrowed under this Section 2.01(b)(iv) and repaid or prepaid may not be reborrowed. Additional Term B-3 Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.”.
            (q) Section 2.07(b) of the Credit Agreement is hereby amended by replacing the table therein that sets forth dates and amounts of repayment with the following table:

Term B
Amortization Date	Amount	Term B Amortization Rate
October 27, 2006	$2,227,903.33	0.2506%
January 26, 2007	$2,227,903.33	0.2506%
April 27, 2007	$2,227,903.33	0.2506%
July 27, 2007	$2,227,903.33	0.2506%
October 26, 2007	$2,227,903.33	0.2506%
January 25, 2008	$2,227,903.33	0.2506%
April 25, 2008	$2,227,903.33	0.2506%
July 25, 2008	$2,227,903.33	0.2506%
October 24, 2008	$2,227,903.33	0.2506%
January 23, 2009	$2,227,903.33	0.2506%
May 1, 2009	$2,227,903.33	0.2506%
July 31, 2009	$2,227,903.33	0.2506%
October 30, 2009	$2,227,903.33	0.2506%
January 29, 2010	$2,227,903.33	0.2506%
April 30, 2010	$2,227,903.33	0.2506%
July 30, 2010	$2,227,903.33	0.2506%
October 29, 2010	$2,227,903.33	0.2506%
January 28, 2011	$2,227,903.33	0.2506%
April 29, 2011	$180,460,170.03	20.3008%
July 29, 2011	$222,790,333.37	25.0627%
October 28, 2011	$222,790,333.37	25.0627%
Maturity Date	$222,790,333.37	25.0627%

Total	$888,933,430.16	100%

            (r) Article II of the Credit Agreement is hereby further amended by redesignating Section 2.15(c) as new “Section 2.15(d)” and adding a new Section 2.15(c) in place thereof to read as follows:
               “(c) Additional Term B-3 Commitments. The Borrower may by written notice (the “Additional Term B-3 Loan Notice”) to the Administrative Agent request Additional Term B-3 Loans to be made on the Amendment No. 3 Effective Date in an amount not to exceed the aggregate Additional Term B-3 Commitments from the Additional Term B-3 Lenders, which Additional Term B-3 Loans shall have the same terms as the Term B Loans. The Additional Term B-3 Loan Notice shall set forth the amount of the Additional Term B-3 Loans being requested and the effective date of such Additional Term B-3 Loans. The proceeds of the Additional Term B-3 Loans shall be used by the Borrower to (i) prepay Revolving Credit Loans and (ii) pay any fees and expenses payable by the Borrower in connection with or relating to Amendment No. 3 (including, without limitation, any such fees and expenses arising under the Additional Term B-3 Fee Letter).”.
            (s) Article II of the Credit Agreement is hereby further amended by adding a new sentence at the end of clause (ii) of new Section 2.15(d) to read as follows:
               “Upon the drawing of the Additional Term B-3 Loans requested in the Additional Term B-3 Loan Notice on the Amendment No. 3 Effective Date, amortization shall commence with respect to the Additional Term B-3 Loans and scheduled principal payments with respect to all outstanding Term B Loans, including the Additional Term B-3 Loans, shall be payable at the rates and on the dates set forth in Section 2.07(b) of the Credit Agreement.”.
            (t) The fifth clause contained in the second proviso of Section 11.01 is hereby amended by replacing “the Additional Fee Letter” with “the Additional Fee Letters”.
            (u) Schedule 2.01 to the Credit Agreement is hereby amended by deleting the table in respect of the Term B Commitments and replacing such table with the table set forth in Annex I hereto.
          Section 2. Conditions of Effectiveness to Amendment No. 3. This Amendment shall become effective on the date (the “Amendment No. 3 Effective Date”) when, and only when, the Administrative Agent shall have received (a) counterparts of this Amendment executed by the Borrower and the Administrative Agent, (b) the consent attached hereto (the “Consent”) executed by each Guarantor and (c) evidence that all of the following conditions shall have been satisfied:
          (i) All reasonable and documented accrued fees and expenses of the Administrative Agent and the Term B-3 Lead Arranger (including the reasonable fees and expenses of Shearman & Sterling LLP, counsel for the Administrative Agent and the Term B-3 Lead Arranger and local counsel approved by the Borrower as to collateral matters, in each case for which invoices shall have been provided to the Borrower at least two Business Days prior to the Amendment No. 3 Effective Date) shall have been paid. The Borrower shall have complied with all of the terms of the Additional Term B-3 Fee Letter among the Borrower, Bank of America and the Term B-3 Lead Arranger; and

          (ii) The Administrative Agent shall have received the following documents, each dated as of the Amendment No. 3 Effective Date (unless otherwise specified) and in form and substance satisfactory to the Administrative Agent:
                  (A) a certificate on behalf of each Loan Party dated as of the Amendment No. 3 Effective Date signed by a Responsible Officer of such Loan Party (or, if such Loan Party is a limited liability company, a Responsible Officer of the sole member thereof (or such sole member’s sole member)) (x) certifying as to incumbency and certifying and attaching the resolutions adopted by the board of directors of such Loan Party (or, if such Loan Party is a limited liability company, resolutions adopted by the sole member of such Loan Party) approving or consenting to this Amendment or the Consent, as applicable, and, in the case of the Borrower, the making of the Additional Term B-3 Loans, and (y) in the case of the Borrower, certifying that, before and after giving effect to the making of the Additional Term B-3 Loans, (1) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects on and as of the Amendment No. 3 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date; provided that any representations relating to financial statements referenced in Section 5.05 (a) and (b) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (2) no Default exists; and
                  (B) a Note executed by the Borrower in favor of each Additional Term B-3 Lender requesting a Note.
          (iii) The conditions set forth in Section 4.02 of the Credit Agreement shall have been satisfied with respect to the Credit Extension to be made on the Amendment No. 3 Effective Date.
          Section 3. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment. In addition, without limiting the generality of the foregoing, Section 2.14 of the Credit Agreement and the availability of New Term Loans under the terms and pursuant to the conditions set forth therein shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

               Section 4. Costs and Expenses The Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 11.04 of the Credit Agreement.
               Section 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic delivery (e.g. “pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.
               Section 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DEL MONTE CORPORATION

By:	/s/ Jon W. Graves

Name: Jon W. Graves
Title: Assistant Treasurer

DEL MONTE FOODS COMPANY

By:	/s/ Jon W. Graves

Name: Jon W. Graves
Title: Assistant Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ William F. Sweeney

Name: William F. Sweeney
Title: Senior Vice President

BANK OF AMERICA, N.A., as Lender

By:	/s/ William F. Sweeney

Name: William F. Sweeney
Title: Senior Vice President

Annex I
Part II

		Additional Term B-1	Additional Term B-2	Additional Term B-3
Name of Lender	Term B Commitment	Commitment	Commitment	Commitment
Refer to the Register for Lenders and Commitments	Total Term B Commitments (prior to Amendment No. 2 Effective Date): $145,910,706.93	Total Additional Term B-1 Commitments: $65,000,000.00	Total Additional Term B-2 Commitments: $580,000,000.00	Total Additional Term B-3 Commitments $100,000,000

CONSENT
Dated as of August 15, 2006
     Each of the undersigned, (a) as Guarantor under (i) in the case of each of the undersigned other than Del Monte Food Company (“Holdings”), the Subsidiary Guaranty dated February 8, 2005 (as amended, modified and supplemented through the date hereof, the “Subsidiary Guaranty”) and (i) in the case of Holdings, the Guaranty made by Holdings under Article X of the Credit Agreement (as defined below) (the “DMFC Guaranty”), in each case, in favor of the Secured Parties referred to in the Credit Agreement referred to in the foregoing Amendment (the “Credit Agreement”) and (b) as Grantor under the Security Agreement dated February 8, 2005 (as amended, modified and supplemented through the date hereof, the “Security Agreement”) to Bank of America, N.A., as Collateral Agent for such Secured Parties, hereby consents to such Amendment and hereby confirms and agrees that (A) notwithstanding the effectiveness of such Amendment, each of (1) in the case of each of the undersigned other than Holdings, the Subsidiary Guaranty and (2) in the case of Holdings, the DMFC Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Subsidiary Guaranty, the DMFC Guaranty or the Security Agreement to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment and (B) the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

DEL MONTE FOODS COMPANY

By:	/s/ Jon W. Graves

Name: Jon W. Graves
Title: Assistant Treasurer

STAR-KIST SAMOA, INC.

By:	/s/ Jon W. Graves

Name: Jon W. Graves
Title: Assistant Treasurer

MARINE TRADING PACIFIC, INC.

By: /s/ Jon W. Graves

Name: Jon W. Graves
Title: Assistant Treasurer

STAR-KIST MAURITIUS, INC.

By: /s/ Jon W. Graves

Name: Jon W. Graves
Title: Assistant Treasurer

MEOW MIX HOLDINGS, LLC
By: Del Monte Corporation, its sole member

By:	/s/ Jon W. Graves

Name: Jon W. Graves
Title: Assistant Treasurer

THE MEOW MIX COMPANY, LLC
By: Meow Mix Holdings, LLC, its sole member
By: Del Monte Corporation, its sole member

By	/s/ Jon W. Graves

Name: Jon W. Graves
Title: Assistant Treasurer

MEOW MIX DECATUR PRODUCTION I, LLC
By: Del Monte Corporation, its sole member

By	/s/ Jon W. Graves

Name: Jon W. Graves
Title: Assistant Treasurer